UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): January 22, 2010

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410

(Address of principal executive offices)

(847) 437-1666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On December 21, 2009, we filed Certificates of Elimination with the Secretary of State of Delaware (the “Secretary of State”) effecting the elimination of the Certificates of Designations of the Series A, A-1, B, C, D and E convertible preferred stock from our Amended Certificate of Incorporation, effective as of December 21, 2009.  The Certificate of Elimination of the Series A-1 convertible preferred stock was not accepted by the Secretary of State because of an error in the Certificate of Designations of the Series A-1 convertible preferred stock as originally filed.

To correct that error, we filed a Certificate of Correction on January 22, 2010 with the Secretary of State reducing the number of shares of Series A-1 convertible preferred so designated from 1,000,000 to 407,500.  On that same day, we also again filed a Certificate of Elimination with the Secretary of State effecting the elimination of our Series A-1 convertible preferred stock.  The Certificate of Correction and the Certificate of Elimination are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Upon the return of certified copies of the Certificate of Correction and Certificate of Elimination by the Delaware Secretary of State, and also on January 22, 2010, we filed a restated Certificate of Incorporation to restate and integrate amendments previously authorized by the Company’s stockholders with the Secretary of State, without further amending the Certificate of Incorporation. The form of the restated Certificate of Incorporation that we filed with the Secretary of State of Delaware was filed as Exhibit 99.1 to our Current Report on Form 8-K dated December 21, 2009 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Correction of the Series A-1 Convertible Preferred Stock
3.2	Certificate of Elimination of the Series A-1 Convertible Preferred Stock
99.1	Form of First Restated Certificate of Incorporation incorporated by reference from Exhibit 99.1 to our Current Report on Form 8-K dated December 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: January 25, 2010	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz

Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Correction of the Series A-1 Convertible Preferred Stock
3.2	Certificate of Elimination of the Series A-1 Convertible Preferred Stock
99.1	Form of First Restated Certificate of Incorporation incorporated by reference from Exhibit 99.1 to our Current Report on Form 8-K dated December 21, 2009